Summary of Significant Accounting Policies	12 Months Ended
May 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies

NOTE A — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

1) Consolidation, Noncontrolling Interests and Basis of Presentation

Our financial statements include all of our majority-owned subsidiaries. We account for our investments in less-than-majority-owned joint ventures, for which we have the ability to exercise significant influence, under the equity method. Effects of transactions between related companies are eliminated in consolidation.

Noncontrolling interests are presented in our Consolidated Financial Statements as if parent company investors (controlling interests) and other minority investors (noncontrolling interests) in partially owned subsidiaries have similar economic interests in a single entity. As a result, investments in noncontrolling interests are reported as equity in our Consolidated Financial Statements. Additionally, our Consolidated Financial Statements include 100% of a controlled subsidiary’s earnings, rather than only our share. Transactions between the parent company and noncontrolling interests are reported in equity as transactions between stockholders, provided that these transactions do not create a change in control.

Our business is dependent on external weather factors. Historically, we have experienced strong sales and net income in our first, second and fourth fiscal quarters comprising the three-month periods ending August 31, November 30 and May 31, respectively, with weaker performance in our third fiscal quarter (December through February).

2) Use of Estimates

The preparation of financial statements in conformity with GAAP requires us to make estimates and assumptions that affect reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3) Acquisitions/Divestitures

We account for business combinations and asset acquisitions using the acquisition method of accounting and, accordingly, the assets and liabilities of the acquired entities are recorded at their estimated fair values at the acquisition date.

During the fiscal year ended May 31, 2019, we completed a total of five acquisitions among our three reportable segments.  During fiscal 2019, our industrial reportable segment completed two acquisitions, which included the following:  a provider of hygienic flooring solutions for the U.K. food and beverage industry headquartered in the U.K.; and a distributor of concrete admixture products throughout Puerto Rico, the Dominican Republic and Panama.  Within our consumer reportable segment, we acquired a brand line of specialty cleaning products and the exclusive North American licensing for a brand line of drain care products based in Cincinnati, Ohio; and a manufacturer of non-toxic specialty cleaners based in Ontario, Canada.  Lastly, we acquired a leading manufacturer and distributor of insulated concrete forms in North America, based in Ontario, Canada, which reports through our specialty reportable segment.

During the fiscal year ended May 31, 2018, we completed a total of seven acquisitions among our three reportable segments.  During fiscal 2018, our industrial reportable segment completed three acquisitions, which included the following:  a manufacturer of high-performance spray applied polyurea waterproofing systems, as well as a range of polymer flooring systems located in Norway; a manufacturer and marketer of terrazzo and resinous flooring, wall coating systems and other concrete repair and maintenance materials headquartered in Batavia, Ohio; and a manufacturer and installer of a range of specialty bridge bearings and expansion joints, as well as custom engineered solutions for bridges, wind turbines and other structures located in the U.K.  Within our consumer reportable segment, we acquired a manufacturer of sealers, cleaners, polishes and related products primarily for tile and natural stone based in Arcadia, California; and a manufacturer and marketer of specialty cleaners for rust stain removal based in Eldora, Iowa.  Lastly, we acquired the assets of a manufacturer of adjuvants, which are used to enhance the productivity of herbicides for farming and forest protection programs located in Australia; and the assets of a distributor of high-performance wood finishes located in the U.K., both of which report through our specialty reportable segment.

The purchase price for each acquisition has been allocated to the estimated fair values of the assets acquired and liabilities assumed as of the date of acquisition. We have finalized the purchase price allocation for our fiscal 2018 acquisitions, and there were no material changes from the prior year disclosure.  While the valuations of consideration transferred, total assets acquired and liabilities assumed are substantially complete, the primary areas that remain preliminary relate to the fair values of deferred income taxes for acquisitions completed during fiscal 2019.  Acquisitions are aggregated by year of purchase in the following table:

	Fiscal 2019 Acquisitions			Fiscal 2018 Acquisitions
(In thousands)	Weighted-Average Intangible Asset Amortization Life (In Years)	Total		Weighted-Average Intangible Asset Amortization Life (In Years)	Total
Current assets		$29,734			$28,939
Property, plant and equipment		22,607			10,875
Goodwill	N/A	77,459		N/A	43,656
Trade names - indefinite lives	N/A	14,033		N/A	15,096
Other intangible assets	10	59,748		12	36,450
Other long-term assets		3,095			81
Total Assets Acquired		$206,676			$135,097
Liabilities assumed		(36,083)			(19,369)
Net Assets Acquired		$170,593	(1)		$115,728	(2)

(1)	Figure includes cash acquired of $2.3 million.
(2)	Figure includes cash acquired of $3.3 million.

Our Consolidated Financial Statements reflect the results of operations of acquired businesses as of their respective dates of acquisition. Pro-forma results of operations for the years ended May 31, 2019 and 2018 were not materially different from reported results and, consequently, are not presented.

4) Foreign Currency

The functional currency for each of our foreign subsidiaries is its principal operating currency. Accordingly, for the periods presented, assets and liabilities have been translated using exchange rates at year end, while income and expense for the periods have been translated using a weighted-average exchange rate.

The resulting translation adjustments have been recorded in accumulated other comprehensive income (loss), a component of stockholders’ equity, and will be included in net earnings only upon the sale or liquidation of the underlying foreign investment, neither of which is contemplated at this time. Transaction gains and losses increased during the last three fiscal years due to the strengthening of the U.S. dollar, resulting in net transactional foreign exchange losses for fiscal 2019, 2018 and 2017 of approximately $4.8 million, $12.3 million and $6.4 million, respectively.

5) Cash and Cash Equivalents

We consider all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents. We do not believe we are exposed to any significant credit risk on cash and cash equivalents. The carrying amounts of cash and cash equivalents approximate fair value.

6) Property, Plant & Equipment

May 31,	2019	2018
(In thousands)
Land	$88,638	$85,007
Buildings and leasehold improvements	459,542	445,017
Machinery and equipment	1,114,679	1,045,851
Total property, plant and equipment, at cost	1,662,859	1,575,875
Less: allowance for depreciation and amortization	843,648	795,569
Property, plant and equipment, net	$819,211	$780,306

We review long-lived assets for impairment when circumstances indicate that the carrying values of these assets may not be recoverable. For assets that are to be held and used, an impairment charge is recognized when the estimated undiscounted future cash flows associated with the asset or group of assets are less than their carrying value. If impairment exists, an adjustment is made to write the asset down to its fair value, and a loss is recorded for the difference between the carrying value and the fair value. Fair values are determined based on quoted market values, discounted cash flows, internal appraisals or external appraisals, as applicable. Assets to be disposed of are carried at the lower of their carrying value or estimated net realizable value.

Depreciation is computed primarily using the straight-line method over the following ranges of useful lives:

Land improvements	1 to 50 years
Buildings and improvements	1 to 50 years
Machinery and equipment	1 to 33 years

Total depreciation expense for each fiscal period includes the charges to income that result from the amortization of assets recorded under capital leases.

7) Revenue Recognition

Revenue is recognized upon transfer of control of promised products or services to customers in an amount that reflects the consideration we expect to receive in exchange for those products or services. The majority of our revenue is recognized at a point in time.  However, we also record revenues generated under construction contracts, mainly in connection with the installation of specialized roofing and flooring systems and related services. For certain polymer flooring installation projects, we account for our revenue using the output method, as we consider square footage of completed flooring to be the best measure of progress toward the complete satisfaction of the performance obligation.  In contrast, for certain of our roofing installation projects, we account for our revenue using the input method, as that method was the best measure of performance as it considers costs incurred in relation to total expected project costs, which essentially represents the transfer of control for roofing systems to the customer.  In general, for our other construction contracts, we record contract revenues and related costs as our contracts progress on an over-time model.

Effective June 1, 2018, we adopted Accounting Standards Update (“ASU”) 2014-09, “Revenue from Contracts with Customers,” and all the related amendments included within Accounting Standards Codification 606 (“ASC 606”).  Refer to Note A(19) for further information regarding the new revenue recognition standard.

8) Shipping Costs

Shipping costs paid to third-party shippers for transporting products to customers are included in SG&A expenses. For the years ended May 31, 2019, 2018 and 2017, shipping costs were $173.6 million, $164.7 million and $148.9 million, respectively.

9) Allowance for Doubtful Accounts Receivable

An allowance for anticipated uncollectible trade receivable amounts is established using a combination of specifically identified accounts to be reserved and a reserve covering trends in collectibility. These estimates are based on an analysis of trends in collectibility and past experience, but are primarily made up of individual account balances identified as doubtful based on specific facts and conditions. Receivable losses are charged against the allowance when we determine uncollectibility. Actual collections of trade receivables could differ from our estimates due to changes in future economic or industry conditions or specific customer’s financial conditions.  For the periods ended May 31, 2019, 2018 and 2017, bad debt expense approximated $18.6 million, $9.1 million and $16.0 million, respectively. The bad debt expense during fiscal 2017 reflected our reassessment of the collectibility of accounts receivable, particularly in emerging markets.  The increase in bad debt expense during fiscal 2019 was primarily due to write-offs associated with our 2020 MAP to Growth initiatives.  Refer to Note B, “Restructuring,” for further information.

10) Inventories

Inventories are stated at the lower of cost or net realizable value, cost being determined on a first-in, first-out (FIFO) basis and net realizable value being determined on the basis of replacement cost. Inventory costs include raw materials, labor and manufacturing overhead. We review the net realizable value of our inventory in detail on an on-going basis, with consideration given to various factors, which include our estimated reserves for excess, obsolete, slow-moving or distressed inventories. If actual market conditions differ from our projections, and our estimates prove to be inaccurate, write-downs of inventory values and adjustments to cost of sales may be required. Historically, our inventory reserves have approximated actual experience. During fiscal 2019, we recorded $10.5 million in charges resulting from more proactive management of inventory at our consumer segment and $10.0 million of inventory charges related to restructuring activities at our industrial segment. During fiscal 2018, our consumer reportable segment businesses were impacted by tighter inventory management at many of their top customers and, starting in mid-April, we made the determination to consolidate several divisions within certain consumer segment businesses, close two manufacturing facilities and eliminate approximately 154 positions.  These actions were taken by new leadership in place at our Rust-Oleum business in order to streamline processes, reduce overhead, improve margins and reduce working capital. In relation to these initiatives, our consumer segment recognized $36.5 million of charges related to product line and SKU rationalization and related obsolete inventory identification during the fourth quarter of fiscal 2018.  Additionally, during fiscal 2018, we incurred $1.2 million in inventory write-offs in connection with restructuring activities at our industrial reportable segment.

Inventories were composed of the following major classes:

May 31,	2019	2018
(In thousands)
Raw material and supplies	$296,493	$288,201
Finished goods	545,380	546,260
Total Inventory	$841,873	$834,461

11) Goodwill and Other Intangible Assets

We account for goodwill and other intangible assets in accordance with the provisions of ASC 350 and account for business combinations using the acquisition method of accounting and, accordingly, the assets and liabilities of the entities acquired are recorded at their estimated fair values at the acquisition date. Goodwill represents the excess of the purchase price paid over the fair value of net assets acquired, including the amount assigned to identifiable intangible assets.

We performed the required annual goodwill impairment assessments as of the first day of our fourth fiscal quarter at the reporting unit level. Our reporting units have been identified at the component level, which is the operating segment level or one level below. First, we assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount.  The traditional two-step quantitative process is required only if we conclude that it is more likely than not that a reporting unit’s fair value is less than its carrying amount.  However, we have an unconditional option to bypass a qualitative assessment and proceed directly to performing the traditional two-step quantitative analysis.  We applied both the qualitative and traditional two-step quantitative processes during our annual goodwill impairment assessment performed during the fourth quarters of fiscal 2019, 2018 and 2017.

The traditional two-step quantitative goodwill impairment assessment involves estimating the fair value of a reporting unit and comparing it with its carrying amount. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to determine and recognize, if appropriate, an impairment loss. Calculating the fair value of the reporting units requires our significant use of estimates and assumptions. We estimate the fair values of our reporting units by applying a combination of third-party market-value indicators, when observable market data is available, and discounted future cash flows to each of our reporting unit’s projected EBITDA or adjusted EBITDA, which adjusts for one-off items impacting revenues and/or expenses that are not considered by management to be indicative of ongoing operations. In applying this methodology, we rely on a number of factors, including actual and forecasted operating results and market data.

As a result of the annual impairment assessments performed for fiscal 2019 and 2018, there were no goodwill impairments, including no reporting units that were at risk of failing step one of the traditional two-step quantitative analysis.

During fiscal 2017, we recorded a loss totaling $188.3 million for the impairment of goodwill and intangibles at our Kirker reporting unit within our consumer reportable segment.

Additionally, we test all indefinite-lived intangible assets for impairment annually. We perform the required annual impairment assessments as of the first day of our fourth fiscal quarter. We may elect to first assess qualitative factors to determine whether it is more likely than not that the fair value of an indefinite-lived intangible asset is less than its carrying amount before applying traditional quantitative tests.  We applied both qualitative and quantitative processes during our annual indefinite-lived intangible asset impairment assessments performed during the fourth quarters of fiscal 2019, 2018 and 2017.

The annual impairment assessment involves estimating the fair value of each indefinite-lived asset and comparing it with its carrying amount. If the carrying amount of the intangible asset exceeds its fair value, we record an impairment loss equal to the difference. Calculating the fair value of the indefinite-lived assets requires our significant use of estimates and assumptions. We estimate the fair values of our intangible assets by applying a relief-from-royalty calculation, which includes discounted future cash flows related to each of our intangible asset’s projected revenues. In applying this methodology, we rely on a number of factors, including actual and forecasted revenues and market data.  As a result of the assessments performed for fiscal 2019 and 2018, there were no impairments. Results of intangible asset impairment assessments performed during fiscal 2017 are outlined below.

As described further in Note C, “Goodwill and Other Intangible Assets,” during fiscal 2019, as a result of interim impairment tests, we recorded other intangible asset impairment losses totaling $4.2 million, of which $2.0 million was recorded by our industrial reportable segment for impairment losses on trade names and approximately $2.2 million was recorded by our specialty reportable segment for impairment losses on customer-related intangibles. During fiscal 2017, we recorded a loss totaling $4.9 million for a trade name impairment in our consumer reportable segment.

Should the future earnings and cash flows at our reporting units decline and/or discount rates increase, future impairment charges to goodwill and other intangible assets may be required.

12) Advertising Costs

Advertising costs are charged to operations when incurred and are included in SG&A expenses. For the years ended May 31, 2019, 2018 and 2017, advertising costs were $57.5 million, $58.0 million and $52.3 million, respectively.

13) Research and Development

Research and development costs are charged to operations when incurred and are included in SG&A expenses. The amounts charged to expense for the years ended May 31, 2019, 2018 and 2017 were $71.6 million, $69.7 million and $64.9 million, respectively.

14) Stock-Based Compensation

Stock-based compensation represents the cost related to stock-based awards granted to our employees and directors, which may include restricted stock and stock appreciation rights (“SARs”). We measure stock-based compensation cost at the date of grant, based on the estimated fair value of the award. We recognize the cost as expense on a straight-line basis (net of estimated forfeitures) over the related vesting period. Refer to Note J, “Stock-Based Compensation,” for further information.

15) Investment (Income), Net

Investment (income), net, consists of the following components:

Year Ended May 31,	2019	2018	2017
(In thousands)
Interest (income)	$(4,885)	$(5,003)	$(4,620)
Net loss (gain) on marketable securities	8,366	(11,704)	(8,174)
Other-than-temporary impairment on securities			420
Dividend (income)	(4,211)	(3,735)	(1,610)
Investment (income), net	$(730)	$(20,442)	$(13,984)

Net Loss (Gain) on Marketable Securities

During fiscal 2019, we recognized realized losses on sales of available-for-sale securities of $3.0 million, realized gains on trading securities of $0.5 million and unrealized losses on trading securities of $1.3 million.  Also during the year ended May 31, 2019, we recognized unrealized losses of $4.6 million on marketable equity securities as a result of our adoption of ASU 2016-01.  During fiscal 2018, we recognized gross realized gains and losses on sales of marketable securities of $11.9 million and $1.8 million, respectively.  During fiscal 2017, we recognized gross realized gains and losses on sales of marketable securities of $12.6 million and $4.4 million, respectively.

16) Other Expense (Income), Net

Other expense (income), net, consists of the following components:

Year Ended May 31,	2019	2018	2017
(In thousands)
Royalty expense (income), net	$(96)	$404	$2,680
(Income) related to unconsolidated equity affiliates	(332)	(1,002)	(1,013)
Pension non-service costs	1,647
Loss on extinguishment of debt (a)	3,051
Other expense (income), net	$4,270	$(598)	$1,667

(a)

In connection with the redemption of all of our outstanding 2.25% convertible senior notes in November 2018, we recognized a loss of $3.1 million, due to the fair value remeasurement on the date of conversion.

17) Income Taxes

The provision for income taxes is calculated using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax effect of temporary differences between the financial statement carrying amount of assets and liabilities and the amounts used for income tax purposes and for certain changes in valuation allowances. Valuation allowances are recorded to reduce certain deferred tax assets when, in our estimation, it is more likely than not that a tax benefit will not be realized.

18) Earnings Per Share of Common Stock

Earnings per share (EPS) is computed using the two-class method.  The two-class method determines EPS for each class of common stock and participating securities according to dividends and dividend equivalents and their respective participation rights in undistributed earnings.  Our unvested share-based payment awards that contain rights to receive non-forfeitable dividends are considered participating securities.  Basic EPS of common stock is computed by dividing net income by the weighted-average number of shares of common stock outstanding for the period.  Diluted EPS of common stock is computed on the basis of the weighted-average number of shares of common stock, plus the effect of dilutive potential shares of common stock outstanding during the period using the treasury stock method.  Dilutive potential shares of common stock include outstanding SARS, restricted stock awards and convertible notes.  See Note L, “Earnings Per Share of Common Stock,” for additional information.

19) Other Recent Accounting Pronouncements

Effective June 1, 2018, we adopted ASU 2014-09, “Revenue from Contracts with Customers,” and all the related amendments included within ASC 606, using the modified retrospective method of adoption.  Under the modified retrospective method, comparative periods are not restated. The new standard requires an entity to recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the entity expects to be entitled in exchange for those goods or services. This update creates a five-step model that requires entities to exercise judgment when considering the terms of contract(s), which includes (i) identifying the contract(s) with the customer, (ii) identifying the separate performance obligations in the contract, (iii) determining the transaction price, (iv) allocating the transaction price to the separate performance obligations, and (v) recognizing revenue when each performance obligation is satisfied.   As a result of our adoption procedures, we determined that revenue recognition for our broad portfolio of products and services will remain largely unchanged.  Accordingly, our adoption of the new standard did not have a material impact on our overall Consolidated Financial Statements.  Refer to Note Q, “Revenue,” and Note R, “Segment Information,” for additional information.

In January 2016, the FASB issued ASU No. 2016-01, “Recognition and Measurement of Financial Assets and Financial Liabilities,” which provides amended guidance for certain aspects of recognition, measurement and disclosure of financial instruments. The main provisions of the standard impact how we account for changes in the fair value of our marketable securities currently classified as available-for-sale.  Unrealized gains and losses on available-for-sale equity securities are required to be recognized in earnings rather than in other comprehensive income. Our adoption of the new standard during fiscal 2019 did not have a material effect on our overall Consolidated Financial Statements. See Note D, “Marketable Securities,” and Note A(15), “Investment Expense (Income), Net,” for additional information.

In February 2016, the FASB issued ASU 2016-02, “Leases (Topic 842),” which increases lease transparency and comparability among organizations.  Under the new standard, lessees will be required to recognize all assets and liabilities arising from leases on the balance sheet, with the exception of leases with a term of 12 months or less, which permits a lessee to make an accounting policy election by class of underlying asset not to recognize lease assets and liabilities.  ASU 2016-02 is effective for fiscal years beginning after December 15, 2018, including interim periods within those fiscal years, and early adoption is permitted. In March 2018, the FASB approved an alternative transition method to the modified retrospective approach, which eliminates the requirement to restate prior period financial statements and requires the cumulative effect of the retrospective allocation to be recorded as an adjustment to the opening balance of retained earnings at the date of adoption.

We will adopt the new leasing standard on the required effective date of June 1, 2019 using the alternative transition method as described above. We elected the “package of practical expedients” and have decided not to elect the “Hindsight” practical expedient. As a result, we will measure the right of use asset and lease liability for operating leases upon adoption using the remaining portion of the lease term. A cross-functional implementation team is finalizing policy elections, the discount rate to be used based on June 1, 2019 data, and business processes and controls to support recognition and disclosure under the new standard. The primary impact upon adoption will be the recognition of the right of use assets and lease liabilities, on a discounted basis, of our minimum lease obligations, as disclosed in Note M, “Leases.” As a result of our adoption procedures, we have determined that the new guidance will have a material impact on our Consolidated Balance Sheets and will not have a material effect on our Consolidated Statements of Income.

In June 2016, the FASB issued ASU 2016-13, “Financial Instruments - Credit Losses,” which requires an organization to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. Financial institutions and other organizations will now use forward-looking information to better inform their credit loss estimates. Additionally, the standard amends the current available-for-sale security other-than-temporary impairment model for debt securities. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods therein. Early adoption is permitted beginning after December 15, 2018. We are currently reviewing, but adoption of this guidance is not expected to have a material impact on our Consolidated Financial Statements.

In August 2018, the SEC issued Final Rule Release No. 33-10532, “Disclosure Update and Simplification,” which makes a number of changes meant to simplify interim disclosures. The new rule requires a presentation of changes in stockholders’ equity and noncontrolling interest in the form of a reconciliation, either as a separate financial statement or in the notes to the financial statements, for the current and comparative year-to-date interim periods. The additional elements of this release did not have a material impact on our overall Consolidated Financial Statements.  We adopted the new disclosure requirements in our Form 10-Q for the period ended February 28, 2019.

In August 2016, the FASB issued ASU 2016-15, “Classification of Certain Cash Receipts and Cash Payments,” which makes a number of changes meant to add or clarify guidance on the classification of certain cash receipts and payments in the statement of cash flows.  Our June 1, 2018 adoption of the new guidance, which we applied retrospectively to all periods presented, did not have a material impact on our Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-01, “Business Combinations: Clarifying the Definition of a Business,” with the objective of adding guidance to assist entities in evaluating whether transactions should be accounted for as acquisitions (disposals) of assets or of businesses. We adopted the new guidance as of June 1, 2018 and do not expect this revised guidance to have a material impact on our Consolidated Financial Statements.

In January 2017, the FASB issued ASU 2017-04, “Simplifying the Test for Goodwill Impairment,” to eliminate step two from the goodwill impairment test in order to simplify the subsequent measurement of goodwill. The guidance is effective for fiscal years beginning after December 15, 2019. Early application is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. Adoption of this guidance is not expected to have a material impact on our Consolidated Financial Statements.

In March 2017, the FASB issued ASU 2017-07, “Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost,” which requires that an employer report the service cost component in the same line item or items as other compensation costs arising from services rendered by the pertinent employees during the period. The other components of net benefit cost are required to be presented in the income statement separately from the service cost component and outside a subtotal of income from operations, if one is presented.  Our June 1, 2018 adoption of the new guidance did not have a material impact on our Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-13, “Fair Value Measurement (Topic 820), – Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement,” which makes a number of changes meant to add, modify or remove certain disclosure requirements associated with the movement amongst or hierarchy associated with Level 1, Level 2 and Level 3 fair value measurements. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted upon issuance of the update. We do not expect our adoption of this guidance to have a material impact on our Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-14, “Compensation—Retirement Benefits—Defined Benefit Plans—General (Subtopic 715-20), Disclosure Framework – Changes to the Disclosure Requirements for Defined Benefit Plans,” which makes a number of changes meant to add, modify or remove certain disclosure requirements associated with employers that sponsor defined benefit or other postretirement plans. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Early adoption is permitted for all entities and the amendments in this update are required to be applied on a retrospective basis to all periods presented. We are currently reviewing, but adoption of this guidance is not expected to have a material impact on our Consolidated Financial Statements.

In August 2018, the FASB issued ASU 2018-15, “Intangible—Goodwill and Other- Internal-Use Software (Subtopic 350-40), Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That Is a Service Contract.” The update makes a number of changes meant to help entities evaluate the accounting for fees paid by a customer in a cloud computing arrangement (hosting arrangement), by providing guidance in determining when the arrangement includes a software license.  This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Our early adoption of this revised guidance as of June 1, 2018 did not have a material impact on our Consolidated Financial Statements.

20) Subsequent Event

Business Segment Information

We report the results of our operations through three reportable segments: the industrial reportable segment, the consumer reportable segment and the specialty reportable segment. Effective June 1, 2019, we realigned certain businesses and management structure to recognize how we allocate resources and analyze the operating performance of our operating segments.  This realignment did not change our reportable segments at May 31, 2019.  Rather, our periodic filings beginning with our first quarter ending August 31, 2019 will include historical segment results reclassified to reflect the effect of this realignment under four reportable segments, including:  Construction Products Group, Performance Coatings Group, Consumer Products Group and Specialty Products Group.

Acquisition Information

Subsequent to the end of the current fiscal year, on June 12, 2019, we acquired the stock of Schul International Co., LLC, a manufacturer of joint sealants for commercial construction, and Willseal LLC, a business that markets and sells Schul products.  Both companies are headquartered in Hudson, New Hampshire, and have combined annual net sales of approximately $15.0 million.  This fiscal 2020 acquisition will report through our new Construction Products Group reportable segment.

Share Repurchases

From June 1, 2019 through July 19, 2019, we have repurchased 1,655,616 shares of RPM common stock since May 31, 2019, at a cost of approximately $100 million, or an average of $60.40 per share, under the stock repurchase program described further in Note I, “Common Stock.”